UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                      Investment Company Act file number 811-5225

                    Oppenheimer Quest Opportunity Value Fund
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                           (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2002 - April 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

April 30, 2003

Oppenheimer
Quest Opportunity
Value Fund SM

                                                                  Management
                                                                 Commentaries
                                                                     and
                                                                  Semiannual
                                                                    Report



MANAGEMENT COMMENTARIES

    Performance Update

    Investment Strategy Discussion

    Listing of Top Holdings

SEMIANNUAL REPORT AND FINANCIAL STATEMENTS

    Listing of Investments

    Financials

[GRAPHIC]

                                                       [LOGO]
                                                       OppenheimerFunds (R)
                                                       The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Quest Opportunity Value Fund SM seeks growth of capital.

Fund News
Beginning on April 16, 2003, Francis A. LeCates, Jr. assumed the day-to-day management of the Fund's portfolio. Mr. LeCates, portfolio manager of OpCap Advisors, has been with Oppenheimer Capital, the immediate parent company of the Fund's Sub-Advisor, for nine years as managing director and is its director of research.

MANAGEMENT
COMMENTARIES
AND ADDITIONAL
DISCLOSURES

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Management Team

25  Trustees and Officers
    Listing

28  Privacy Policy


SEMIANNUAL
REPORT AND
FINANCIAL
STATEMENTS

 8  Statement of Investments

10  Statement of Assets and Liabilities

12  Statement of Operations

13  Statements
    of Changes
    in Net Assets

14  Financial Highlights

19  Notes to Financial Statements


Cumulative Total Returns*
          For the 6-Month Period
          Ended 4/30/03

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------
Class A     1.35%       -4.48%
------------------------------------
Class B     0.97        -4.03
------------------------------------
Class C     1.01         0.01
------------------------------------
Class N     1.22         0.22
------------------------------------
Class Y     1.49

------------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 4/30/03

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------
Class A   -13.40%      -18.38%
------------------------------------
Class B   -14.00       -18.30
------------------------------------
Class C   -13.98       -14.84
------------------------------------
Class N   -13.64       -14.49
------------------------------------
Class Y   -13.15

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Past performance does not guarantee future results.

*See Notes on page 7 for further details.

Not part of the semiannual report to Fund shareholders

LETTER TO SHAREHOLDERS

Dear Shareholder,


It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles--investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,
/s/ John V. Murphy



John V. Murphy
May 21, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO]
John V. Murphy

John V. Murphy
President
Oppenheimer
Quest Opportunity
Value Fund



Not part of the semiannual report to Fund shareholders

                  1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

Q
How did Oppenheimer Quest Opportunity Value Fund perform during the six months that ended April 30, 2003?
A. Due to our defensive slant during the period, the Fund's stock portfolio underperformed the S&P 500 Index. 1 However, negative returns for the equity portion of the Fund were partially offset by positive returns from our position in Treasury securities.
   As of April 30, 2003, Oppenheimer Quest Opportunity Value Fund SM Class A shares earned a 4-star Overall Morningstar Rating TM for the combined three-, five- and 10-year periods among large value funds. 2

Why did the Fund continue to invest cautiously?
We were concerned about the broad-based weakness in the U.S. economy, and we were fairly certain that this weakness would constrain corporate earnings. As it turned out, earnings were indeed lackluster during the period. Some would attribute this scenario to short-term factors like the war in Iraq and poor U.S. weather conditions. Certainly, there were a few cases where those factors made a difference. But, we believed that the greater issue for most companies was the state of the domestic economy, where business and consumer spending showed little or no strength. Despite plenty of monetary stimulus and some

1. The Fund's performance is compared to 4.48% return of the S&P 500 Index, an unmanaged index of equity securities, for the six-month period ended 4/30/03.
2. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Quest Opportunity Value Fund was rated against the following numbers of U.S.-domiciled Large Value Funds over the following time period ended 4/30/03: 641 funds in the last three years, 504 funds in the last five years and 172 funds in the last 10 years. With respect to these Large Value Funds, Oppenheimer Quest Opportunity Value Fund received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the three-, five- and 10-year periods, respectively. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Past performance is no guarantee of future results.

Not part of the semiannual report to Fund shareholders

                  2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND fiscal stimulus since 2001, the economy has maintained a doggedly slow place, stubbornly refusing to gain momentum.
     Nonetheless, the market recovered slightly once the war in Iraq became less of a focus. However, our defensively positioned equity portfolio did not benefit all that much from the rebound. We were significantly overweighted in financial services stocks, which underperformed, and underweighted in the information technology sector, one of the best-performing areas of the market towards the end of the period.

How did the bond market fare during these six months?
Bonds once again performed well, aided by a 0.5% interest-rate cut in early November. Corporate bonds outperformed Treasury securities as investors anticipated better financial results for corporations. Once again, we were not optimistic about the prospects for corporate America, and thus, remained defensively positioned. We invested approximately 21% of net assets in an intermediate-term U.S. Treasury security. This positioning benefited the Fund, but not as much as an investment in corporate securities might have.

Which stocks had the greatest impact on the Fund's results?
Providing the largest contributions to performance during the period were General Motors Corp., Class H, a satellite company, and Household International, Inc., a consumer finance company. The former was sold to media mogul Rupert Murdoch (News Corp.) late in the period, and the latter was acquired by HSBC North America, a U.S. subsidiary of a major international banking and financial services organization. Both stocks benefited from their respective transactions. 3
   Also benefiting performance was ConocoPhillips. After spiking in February, the entire oil industry was beaten down by concerns that, following the war with Iraq, oil prices would fall

[SIDEBAR]

"Bonds once again performed well, aided by a 0.5% interest-rate cut in early November."

3. The Fund's holdings and allocations are subject to change.

Not part of the semiannual report to Fund shareholders

                  3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

sharply. ConocoPhillips escaped this for two reasons. First, the company announced early in 2003 that it would focus on improving returns on invested capital and returns on equity. Second, oil refiners are enjoying larger gross profit margins than they had a year ago, and ConocoPhillips owns the largest of the U.S. refineries.
   The largest-detractors were two financial stocks that were major positions in the portfolio. Mortgage lender Freddie Mac was hurt by an announcement that it had been too conservative in reporting past earnings and would issue a positive restatement in 2003. Since the matter involved derivatives, which have come under some suspicion of late, the market took a negative view of the development. Wells Fargo Co. also lost ground during the period due to a number of factors, including a dispute with the state of California over the company's mortgage lending license.

Towards the end of the period, on April 16, 2003, Frank LeCates took over the day-to-day management of the Fund. Could you explain some of the differences shareholders may see?
Frank manages equities through a bottom-up, long-term approach. Rather than starting with a favorable outlook for a particular sector or industry, he starts at the company level, expecting to hold positions for the long-term.
   Additionally, shareholders can expect the Fund to be more risk averse in regards to diversifying individual stock positions and sector weights. While in the past the Fund tended to concentrate on areas the previous portfolio manager felt strongly about, Frank will now focus more on diversification.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 4

Class A
1-Year  5-Year 10-Year
-------------------------
-25.33% -3.38%  7.91%

Class B        Since
1-Year  5-Year Inception
-------------------------
-25.24% -3.10%  7.86%

Class C        Since
1-Year  5-Year Inception
-------------------------
-22.09% -2.79%  7.71%

Class N        Since
1-Year  5-Year Inception
-------------------------
-21.76% N/A   -12.18%

Class Y        Since
1-Year  5-Year Inception
-------------------------
-20.56% -1.86%  3.35%

4. See Notes on page 7 for further details.

Not part of the semiannual report to Fund shareholders

                  4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

   As a result of the past management's defensive posture, the Fund's recent asset allocation was less heavily weighted toward equities than in periods of the past. We are now reasonably bullish and expect to modestly increase the Fund's asset allocation to around 75%. In terms of the fixed income portfolio, things were fairly simple with the Fund owning a limited number of high quality Treasury bonds and we do not expect any immediate changes.

With the change, what is the new portfolio management team's outlook going forward?
We are reasonably bullish in our equity outlook, a change from management's prior position. We believe that many companies have the leverage necessary to increase earnings for two key reasons. First, due to aggressive cost cutting we believe many companies have the ability to deliver large earnings gains from small sales increases. In addition, while many are bearish due to concerns regarding excess capacity and the lack of pricing ability as a result, we believe that excess capacity combined with strong productivity means that companies can grow sales and earnings without having to invest in large capital expenditure programs. Going forward, we believe the Fund's new outlook will benefit shareholders and that Oppenheimer Quest Opportunity Value Fund will continue to be part of The Right Way to Invest.


Not part of the annual report to Fund shareholders

                  5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM


Top Ten Common Stock Holdings 6
--------------------------------------------------------------
Freddie Mac                                              6.1%
--------------------------------------------------------------
Wells Fargo Co.                                          5.2
--------------------------------------------------------------
Alcan, Inc.                                              4.9
--------------------------------------------------------------
Citigroup, Inc.                                          4.2
--------------------------------------------------------------
General Motors Corp., Cl. H                              4.1
--------------------------------------------------------------
M&T Bank Corp.                                           3.2
--------------------------------------------------------------
Pfizer, Inc.                                             3.0
--------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                 3.0
--------------------------------------------------------------
ConocoPhillips                                           2.9
--------------------------------------------------------------
HSBC Holdings plc, Sponsored ADR                         2.7

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 6
--------------------------------------------------------------
Banks                                                   12.0%
--------------------------------------------------------------
Diversified Financials                                  11.4
--------------------------------------------------------------
Media                                                    6.3
--------------------------------------------------------------
Oil & Gas                                                6.0
--------------------------------------------------------------
Metals & Mining                                          4.9


Portfolio Allocation 5

[PIE CHART]
o Stocks          75.9%
o Bonds           21.3
o Cash
  Equivalents      2.8

5. Portfolio's holdings and allocations are subject to change. Percentages are as of April 30, 2003, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of April 30, 2003, and are based on net assets.

Not part of the semiannual report to Fund shareholders

                  6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


Not part of the semiannual report to Fund shareholders

                  7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  April 30, 2003 / Unaudited

                                                           Market Value
                                    Shares                  See Note 1
-------------------------------------------------------------------------
 Common Stocks--75.4%
-------------------------------------------------------------------------
 Consumer Discretionary--13.5%
-------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--4.4%
 Carnival Corp.                    1,700,000        $        46,903,000
-------------------------------------------------------------------------
 Marriott International,
 Inc., Cl. A                       1,165,800                 41,863,878
                                                     --------------------
                                                             88,766,878

-------------------------------------------------------------------------
 Media--6.3%
 AOL Time
 Warner, Inc. 1                      650,000                  8,892,000
-------------------------------------------------------------------------
 Clear Channel
 Communications,
 Inc. 1                              500,000                 19,555,000
-------------------------------------------------------------------------
 General Motors
 Corp., Cl. H 1                    7,010,000                 82,718,000
-------------------------------------------------------------------------
 Omnicom Group,
 Inc.                                270,600                 16,750,140
                                                     --------------------
                                                            127,915,140

-------------------------------------------------------------------------
 Multiline Retail--2.0%
 Dollar General
 Corp.                             2,700,000                 39,258,000
-------------------------------------------------------------------------
 Specialty Retail--0.8%
 Office Depot, Inc. 1              1,269,000                 16,065,540
-------------------------------------------------------------------------
 Consumer Staples--3.2%
-------------------------------------------------------------------------
 Food & Drug Retailing--1.2%
 CVS Corp.                           967,900                 23,432,859
-------------------------------------------------------------------------
 Food Products--1.4%
 Kraft Foods,
 Inc., Cl. A                         950,000                 29,355,000
-------------------------------------------------------------------------
 Tobacco--0.6%
 Altria Group, Inc.                  367,100                 11,291,996
-------------------------------------------------------------------------
 Energy--6.0%
-------------------------------------------------------------------------
 Oil & Gas--6.0%
 Anadarko Petroleum
 Corp.                               329,800                 14,643,120
-------------------------------------------------------------------------
 BP plc, ADR                         839,500                 32,354,330
-------------------------------------------------------------------------
 ChevronTexaco
 Corp.                               230,300                 14,465,143
-------------------------------------------------------------------------
 ConocoPhillips                    1,181,200                 59,414,360
                                                     --------------------
                                                            120,876,953


                                                           Market Value
                                    Shares                  See Note 1
-------------------------------------------------------------------------
 Financials--27.9%

-------------------------------------------------------------------------
 Banks--12.0%
 Bank of New York
 Co., Inc. (The)                     612,500        $        16,200,625
-------------------------------------------------------------------------
 HSBC Holdings plc,
 Sponsored ADR                       996,705                 54,509,797
-------------------------------------------------------------------------
 M&T Bank Corp.                      775,000                 65,464,250
-------------------------------------------------------------------------
 Wells Fargo Co.                   2,179,200                105,168,192
                                                     --------------------
                                                            241,342,864

-------------------------------------------------------------------------
 Diversified Financials--11.4%
 Citigroup, Inc.                   2,186,333                 85,813,570
-------------------------------------------------------------------------
 Fannie Mae                          300,000                 21,717,000
-------------------------------------------------------------------------
 Freddie Mac                       2,129,200                123,280,680
                                                     --------------------
                                                            230,811,250

-------------------------------------------------------------------------
 Insurance--4.5%
 American
 International
 Group, Inc.                         348,700                 20,207,165
-------------------------------------------------------------------------
 Travelers Property
 Casualty Corp.,
 Cl. A                             3,674,788                 59,641,809
-------------------------------------------------------------------------
 UnumProvident
 Corp.                             1,033,400                 11,884,100
                                                     --------------------
                                                             91,733,074

-------------------------------------------------------------------------
 Health Care--6.9%
-------------------------------------------------------------------------
 Biotechnology--0.5%
 Wyeth                               218,200                  9,498,246
-------------------------------------------------------------------------
 Health Care Providers & Services--3.4%
 McKesson Corp.                    1,283,000                 35,590,420
-------------------------------------------------------------------------
 Tenet Healthcare
 Corp. 1                           2,200,000                 32,648,000
                                                     --------------------
                                                             68,238,420

-------------------------------------------------------------------------
 Pharmaceuticals--3.0%
 Pfizer, Inc.                      1,976,000                 60,762,000
-------------------------------------------------------------------------
 Industrials--4.4%
-------------------------------------------------------------------------
 Aerospace & Defense--3.3%
 Boeing Co.                        1,323,000                 36,091,440
-------------------------------------------------------------------------
 General Dynamics
 Corp.                               500,500                 31,066,035
                                                     --------------------
                                                             67,157,475



                  8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                           Market Value
                                      Shares                 See Note 1
-------------------------------------------------------------------------
 Industrial Conglomerates--1.1%
 Tyco International
 Ltd.                              1,400,000             $   21,840,000
-------------------------------------------------------------------------
 Information Technology--3.7%
-------------------------------------------------------------------------
 Communications Equipment--0.4%
 JDS Uniphase
 Corp. 1                           2,697,600                  8,713,248
-------------------------------------------------------------------------
 Computers & Peripherals--2.4%
 EMC Corp. 1                       5,238,000                 47,613,420
-------------------------------------------------------------------------
 Semiconductor Equipment & Products--0.1%
 Agere Systems,
 Inc., Cl. A 1                     1,455,900                  2,606,061
-------------------------------------------------------------------------
 Software--0.8%
 Microsoft Corp.                     589,000                 15,060,730
-------------------------------------------------------------------------
 Materials--5.7%
-------------------------------------------------------------------------
 Metals & Mining--4.9%
 Alcan, Inc.                       3,400,000                 99,756,000
-------------------------------------------------------------------------
 Paper & Forest Products--0.8%
 International Paper
 Co.                                 460,000                 16,445,000
-------------------------------------------------------------------------
 Telecommunication Services--0.7%
-------------------------------------------------------------------------
 Diversified Telecommunication Services--0.7%
 Alltel Corp.                        322,000                 15,088,920
-------------------------------------------------------------------------
 Utilities--3.4%
-------------------------------------------------------------------------
 Electric Utilities--2.3%
 Exelon Corp.                        900,000                 47,736,000
-------------------------------------------------------------------------
 Gas Utilities--1.1%
 NiSource, Inc.                    1,158,000                 21,886,200
                                                         ----------------
 Total Common Stocks
 (Cost $1,439,434,883)                                    1,523,251,274

                                   Principal               Market Value
                                      Amount                 See Note 1
-------------------------------------------------------------------------
 U.S. Government Obligations--21.1%
 U.S. Treasury Nts.,
 5.75%, 11/15/05
 (Cost $420,473,816)            $388,000,000             $  426,542,368

-------------------------------------------------------------------------
 Short-Term Notes--2.8%
 American Express
 Credit Corp.,
 1.23%, 5/7/03                    37,611,000                 37,603,257
-------------------------------------------------------------------------
 Federal Home
 Loan Bank:
 1.16%, 5/5/03                     1,960,000                  1,959,748
 1.18%, 6/9/03                    17,000,000                 16,978,268
                                                         ----------------
 Total Short-Term Notes
 (Cost $56,541,273)                                          56,541,273

-------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $1,916,449,972)                  99.3%             2,006,334,915
-------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                      0.7                 14,485,987
                                       ----------------------------------
 Net Assets                            100.0%            $2,020,820,902
                                       ==================================

Footnotes to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.

                  9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 April 30, 2003


--------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $1,916,449,972)--
 see accompanying statement                                    $ 2,006,334,915
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   63,017,198
 Interest and dividends                                             11,522,995
 Shares of beneficial interest sold                                    916,943
 Other                                                                  26,609
                                                                ----------------
 Total assets                                                    2,081,818,660

--------------------------------------------------------------------------------
 Liabilities
 Bank overdraft                                                     18,210,471
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                              34,012,116
 Shares of beneficial interest redeemed                              7,109,668
 Transfer and shareholder servicing agent fees                         460,058
 Distribution and service plan fees                                    403,358
 Shareholder reports                                                   374,991
 Trustees' compensation                                                325,447
 Other                                                                 101,649
                                                                ----------------
 Total liabilities                                                  60,997,758


--------------------------------------------------------------------------------
 Net Assets                                                     $2,020,820,902
                                                                ----------------


--------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                     $      767,300
--------------------------------------------------------------------------------
 Additional paid-in capital                                      2,113,507,985
--------------------------------------------------------------------------------
 Overdistributed net investment income                                (312,708)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions         (183,026,618)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                         89,884,943
                                                                ----------------
 Net Assets                                                     $2,020,820,902
                                                                ----------------


                 10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per
 share (based on net assets of
 $1,270,375,880 and 47,923,765 shares of
 beneficial interest outstanding)                                     $26.51
 Maximum offering price per share (net
 asset value plus sales charge of
 5.75% of offering price)                                             $28.13
------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $512,882,157 and 19,693,550
 shares of beneficial interest outstanding)                           $26.04
------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $192,529,953
 and 7,411,363 shares of beneficial interest outstanding)             $25.98
------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $17,429,609
 and 662,640 shares of beneficial interest outstanding)               $26.30
------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and
 offering price per share (based on net
 assets of $27,603,303 and 1,038,635 shares
 of beneficial interest outstanding)                                  $26.58


 See accompanying Notes to Financial Statements.


                 11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended April 30, 2003


------------------------------------------------------------------------------
 Investment Income
 Dividends (net of foreign withholding taxes of $153,000)       $ 14,322,710
------------------------------------------------------------------------------
 Interest                                                          5,844,782
                                                                --------------
 Total investment income                                          20,167,492

------------------------------------------------------------------------------
 Expenses
 Management fees                                                   8,997,437
------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                           1,682,816
 Class B                                                           2,943,776
 Class C                                                             966,965
 Class N                                                              38,946
------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                           1,699,583
 Class B                                                             890,777
 Class C                                                             256,718
 Class N                                                              64,694
 Class Y                                                              58,601
------------------------------------------------------------------------------
 Shareholder reports                                                 323,480
------------------------------------------------------------------------------
 Trustees' compensation                                               16,680
------------------------------------------------------------------------------
 Custodian fees and expenses                                           8,119
------------------------------------------------------------------------------
 Other                                                               170,407
                                                                --------------
 Total expenses                                                   18,118,999
 Less reduction to custodian expenses                                 (4,535)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class N                                       (42,330)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                       (21,989)
                                                                --------------
 Net expenses                                                     18,050,145

------------------------------------------------------------------------------
 Net Investment Income                                             2,117,347

------------------------------------------------------------------------------
 Realized and Unrealized Gain
 Net realized gain on investments                                 11,238,606
------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments              8,236,287
                                                                --------------
 Net realized and unrealized gain                                 19,474,893

------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations            $21,592,240
                                                                --------------


 See accompanying Notes to Financial Statements.


                 12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Six Months                    Year
                                                                              Ended                   Ended
                                                                     April 30, 2003             October 31,
                                                                        (Unaudited)                    2002
-------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                               $    2,117,347          $   13,152,268
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                11,238,606            (167,047,784)
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                     8,236,287            (240,811,400)
                                                                 --------------------------------------------
 Net increase (decrease) in net assets
 resulting from operations                                               21,592,240            (394,706,916)

-------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                (11,712,393)            (15,901,977)
 Class B                                                                         --              (6,149,541)
 Class C                                                                   (389,823)             (1,540,507)
 Class N                                                                   (132,979)                (56,109)
 Class Y                                                                   (317,784)               (378,333)

-------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                 84,077,968             117,293,913
 Class B                                                               (182,667,245)           (314,532,059)
 Class C                                                                (12,174,290)            (13,709,069)
 Class N                                                                  2,471,136              14,922,973
 Class Y                                                                  2,889,649             (18,471,746)

-------------------------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                                         (96,363,521)           (633,229,371)
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                  2,117,184,423           2,750,413,794
                                                                 --------------------------------------------
 End of period [including
 undistributed (overdistributed) net
 investment income of $(312,708) and
 $10,122,924, respectively]                                          $2,020,820,902          $2,117,184,423
                                                                 ============================================


 See accompanying Notes to Financial Statements.


                 13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

                                           Six Months                                                                      Year
                                                Ended                                                                     Ended
                                       April 30, 2003                                                                  Oct. 31,
 Class A                                  (Unaudited)           2002            2001           2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period         $ 26.41        $ 31.30         $ 36.04        $ 39.96      $ 36.44        $ 35.62
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .05            .24             .33            .59          .22            .31
 Net realized and unrealized gain (loss)          .31          (4.74)          (1.19)           .34         5.46           1.72
                                              -------------------------------------------------------------------------------------
 Total from investment operations                 .36          (4.50)           (.86)           .93         5.68           2.03
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.26)          (.39)           (.58)          (.20)        (.31)          (.18)
 Distributions from net realized gain              --             --           (3.30)         (4.65)       (1.85)         (1.03)
                                              -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.26)          (.39)          (3.88)         (4.85)       (2.16)         (1.21)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $26.51         $26.41          $31.30         $36.04       $39.96         $36.44
                                              =====================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1              1.35%        (14.60)%         (2.79)%         2.82%       16.31%          5.83%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                            $1,270,376     $1,181,014      $1,285,953     $1,325,552   $1,820,497     $2,026,959
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $1,211,524     $1,300,422      $1,348,895     $1,486,116   $1,894,250     $2,070,927
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                           0.48%          0.82%           1.01%          1.42%        0.50%          0.85%
 Expenses                                        1.50%          1.52%           1.51%          1.53%        1.57%          1.54% 3
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           30%            73%             42%            63%          47%            45%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
See accompanying Notes to Financial Statements.

                 14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                           Six Months                                                                    Year
                                                Ended                                                                   Ended
                                       April 30, 2003                                                                Oct. 31,
 Class B                                  (Unaudited)          2002            2001           2000         1999          1998
----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period         $ 25.79       $ 30.56         $ 35.25        $ 39.19      $ 35.79        $ 35.05
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.05)          .03             .15            .32         (.02)           .13
 Net realized and unrealized gain (loss)          .30         (4.63)          (1.20)           .39         5.41           1.68
                                              ------------------------------------------------------------------------------------
 Total from investment operations                 .25         (4.60)          (1.05)           .71         5.39           1.81
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --          (.17)           (.34)            --         (.14)          (.04)
 Distributions from net realized gain              --            --           (3.30)         (4.65)       (1.85)         (1.03)
                                              ------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   --          (.17)          (3.64)         (4.65)       (1.99)         (1.07)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $26.04        $25.79          $30.56         $35.25       $39.19         $35.79
                                              ====================================================================================

----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1              0.97%       (15.16)%         (3.40)%         2.23%       15.72%          5.29%

----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                              $512,882      $693,380      $1,157,671     $1,393,095   $1,969,529     $1,996,142
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $592,640      $981,593      $1,326,222     $1,585,561   $1,986,358     $1,976,134
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                   (0.23)%        0.17%           0.42%          0.82%       (0.03)%         0.35%
 Expenses                                        2.24%         2.17%           2.11%          2.13%        2.10%          2.04% 3
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           30%           73%             42%            63%          47%            45%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

                                           Six Months                                                                      Year
                                                Ended                                                                     Ended
                                       April 30, 2003                                                                  Oct. 31,
 Class C                                  (Unaudited)         2002            2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period         $ 25.77      $ 30.55         $ 35.24        $ 39.17        $ 35.75        $ 35.01
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.03)         .05             .14            .35           (.01)           .13
 Net realized and unrealized gain (loss)          .29        (4.65)          (1.18)           .37           5.40           1.68
                                              -------------------------------------------------------------------------------------
 Total from investment operations                 .26        (4.60)          (1.04)           .72           5.39           1.81
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.05)        (.18)           (.35)            --           (.12)          (.04)
 Distributions from net realized gain              --           --           (3.30)         (4.65)         (1.85)         (1.03)
                                              -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.05)        (.18)          (3.65)         (4.65)         (1.97)         (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $25.98       $25.77          $30.55         $35.24         $39.17         $35.75
                                              =====================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1              1.01%      (15.16)%         (3.37)%         2.26%         15.74%          5.29%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                              $192,530     $203,490        $257,556       $287,103       $428,182       $475,510
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $194,936     $245,055        $280,327       $336,213       $448,383       $487,222
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                   (0.21)%       0.18%           0.41%          0.86%         (0.02)%         0.35%
 Expenses                                        2.21%        2.16%           2.11%          2.08%          2.08%          2.04% 3
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           30%          73%             42%            63%            47%            45%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                            Six Months                               Year
                                                                 Ended                              Ended
                                                        April 30, 2003                           Oct. 31,
 Class N                                                   (Unaudited)            2002             2001 1
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                          $ 26.21         $ 31.26            $ 33.48
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                             .06             .49                .03
 Net realized and unrealized gain (loss)                           .26           (5.02)             (2.25)
                                                              -----------------------------------------------
 Total from investment operations                                  .32           (4.53)             (2.22)
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             (.23)           (.52)                --
 Distributions from net realized gain                               --              --                 --
                                                              -----------------------------------------------
 Total dividends and/or distributions to shareholders             (.23)           (.52)                --
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $26.30          $26.21             $31.26
                                                              ===============================================

-------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               1.22%         (14.78)%            (6.63)%

-------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                      $17,430         $14,843             $2,292
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $15,722         $10,295             $  646
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                            0.24%           0.55%              0.47%
 Expenses, gross                                                  2.27%           1.76%              1.63%
 Expenses, net                                                    1.73% 4,5       1.76% 4,6          1.63% 4
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            30%             73%                42%


1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of transfer agent fees.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

                 17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

                                           Six Months                                                          Year
                                                Ended                                                         Ended
                                       April 30, 2003                                                      Oct. 31,
 Class Y                                  (Unaudited)         2002        2001       2000       1999           1998
-----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period         $ 26.53      $ 31.40     $ 36.21    $ 40.17    $ 36.64        $ 35.77
-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .08          .56         .45        .71        .35            .48
 Net realized and unrealized gain (loss)          .31        (4.99)      (1.21)       .39       5.48           1.74
                                              -------------------------------------------------------------------------
 Total from investment operations                 .39        (4.43)       (.76)      1.10       5.83           2.22
-----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.34)        (.44)       (.75)      (.41)      (.45)          (.32)
 Distributions from net realized gain              --           --       (3.30)     (4.65)     (1.85)         (1.03)
                                              -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.34)        (.44)      (4.05)     (5.06)     (2.30)         (1.35)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $26.58       $26.53      $31.40     $36.21     $40.17         $36.64
                                              =========================================================================

-----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1              1.49%      (14.34)%     (2.48)%     3.30%     16.74%          6.38%

-----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)     $27,603      $24,458     $46,942    $39,945    $54,692        $22,843
-----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $25,137      $28,726     $45,797    $43,926    $41,178        $20,347
-----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                           0.74%        1.17%       1.32%      1.87%      0.98%          1.39%
 Expenses, gross                                 1.41%        1.34%       1.17%      1.07%      1.14%          1.00% 3
 Expenses, net                                   1.23% 4,5    1.23% 4,5   1.17% 4    1.07% 4    1.14% 4        1.00%
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           30%          73%         42%        63%        47%            45%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

                 18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss


                 19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of April 30, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $171,239,109. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2003, the Fund used $11,238,606 of carryforward to offset capital gains realized. During the year ended October 31, 2002, the Fund did not use carryforward to offset capital gains realized.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009      $ 11,666,725
                              2010       170,810,990
                                        ------------
                              Total     $182,477,715
                                        ============
--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2003, the Fund's projected benefit obligations were decreased by $7,610 and payments of $8,954 were made to retired trustees, resulting in an accumulated liability of $324,215 as of April 30, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                 20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 The tax character of distributions paid during the six months ended April 30, 2003 and the year ended October 31, 2002 was as follows:

                               Six Months Ended            Year Ended
                                 April 30, 2003      October 31, 2002
      ---------------------------------------------------------------
      Distributions paid from:
      Ordinary income               $12,552,979           $24,026,467
      Long-term capital gain                 --                    --
      Return of capital                      --                    --
                                    ---------------------------------
      Total                         $12,552,979           $24,026,467
                                    =================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Six Months Ended April 30, 2003               Year Ended October 31, 2002
                                Shares               Amount               Shares               Amount
------------------------------------------------------------------------------------------------------
 Class A
 Sold                        8,752,232        $ 226,875,316           14,738,098        $ 441,197,976
 Dividends and/or
 distributions reinvested      414,018           10,892,837              463,238           14,754,127
 Redeemed                   (5,957,617)        (153,690,185)         (11,574,654)        (338,658,190)
                            --------------------------------------------------------------------------
 Net increase                3,208,633        $  84,077,968            3,626,682        $ 117,293,913
                            ==========================================================================

------------------------------------------------------------------------------------------------------
 Class B
 Sold                        1,003,510        $  25,538,774            2,934,475        $  87,327,724
 Dividends and/or
 distributions reinvested           --                   --              178,950            5,599,347
 Redeemed                   (8,192,005)        (208,206,019)         (14,116,397)        (407,459,130)
                            --------------------------------------------------------------------------
 Net decrease               (7,188,495)       $(182,667,245)         (11,002,972)       $(314,532,059)
                            ==========================================================================


                 21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                            Six Months Ended April 30, 2003               Year Ended October 31, 2002
                                Shares               Amount               Shares               Amount
-------------------------------------------------------------------------------------------------------
 Class C
 Sold                          461,809         $ 11,758,922            1,336,866         $ 39,503,632
 Dividends and/or
 distributions reinvested       13,425              347,059               43,323            1,354,281
 Redeemed                     (959,139)         (24,280,271)          (1,916,590)         (54,566,982)
                            ---------------------------------------------------------------------------
 Net decrease                 (483,905)        $(12,174,290)            (536,401)        $(13,709,069)
                            ===========================================================================

-------------------------------------------------------------------------------------------------------
 Class N
 Sold                          162,091         $  4,161,259              587,227         $ 17,677,458
 Dividends and/or
 distributions reinvested        5,090              132,970                1,771               56,093
 Redeemed                      (70,783)          (1,823,093)             (96,091)          (2,810,578)
                            ---------------------------------------------------------------------------
 Net increase                   96,398         $  2,471,136              492,907         $ 14,922,973
                            ===========================================================================

-------------------------------------------------------------------------------------------------------
 Class Y
 Sold                          226,909         $  5,747,401              415,522         $ 12,503,449
 Dividends and/or
 distributions reinvested       12,055              317,784               11,852              378,332
 Redeemed                     (122,201)          (3,175,536)          (1,000,613)         (31,353,527)
                            ---------------------------------------------------------------------------
 Net increase (decrease)       116,763         $  2,889,649             (573,239)        $(18,471,746)
                            ===========================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2003, were $605,756,749 and $563,983,205, respectively.
--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund the agreement provides for an annual fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $2.2 billion, 0.75% of the next $1 billion and 0.65% of average annual net assets in excess of $4 billion.
--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the six months ended April 30, 2003, the Manager paid $3,059,455 to the Sub-Advisor for its services to the Fund.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are

                 22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate            Class A       Concessions     Concessions     Concessions      Concessions
                      Front-End          Front-End        on Class A      on Class B      on Class C       on Class N
                  Sales Charges      Sales Charges            Shares          Shares          Shares           Shares
Six Months           on Class A        Retained by       Advanced by     Advanced by     Advanced by      Advanced by
Ended                    Shares        Distributor     Distributor 1   Distributor 1   Distributor 1    Distributor 1
----------------------------------------------------------------------------------------------------------------------
April 30, 2003         $729,978           $205,082          $154,906        $735,870         $87,139          $37,304

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A             Class B                 Class C                 Class N
                            Contingent          Contingent              Contingent              Contingent
                              Deferred            Deferred                Deferred                Deferred
                         Sales Charges       Sales Charges           Sales Charges           Sales Charges
                           Retained by         Retained by             Retained by             Retained by
 Six Months Ended          Distributor         Distributor             Distributor             Distributor
----------------------------------------------------------------------------------------------------------
 April 30, 2003                 $7,904            $946,740                 $13,928                  $9,897

--------------------------------------------------------------------------------
 Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund paid an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or after that date. Effective January 1, 2003, the Board of Trustees has voluntarily reduced the asset-based sales charge in all Class A shares to zero. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the six months ended April 30, 2003, payments under the Class A plan totaled $1,682,816, all of which were paid by the Distributor to recipients, and included $90,015 paid to an affiliate of the Manager.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.



                 23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the six months ended April 30, 2003, were as follows:

                                                                                          Distributor's
                                                                      Distributor's           Aggregate
                                                                          Aggregate        Unreimbursed
                                                                       Unreimbursed       Expenses as %
                        Total Payments       Amount Retained               Expenses       of Net Assets
                            Under Plan        by Distributor             Under Plan            of Class
-------------------------------------------------------------------------------------------------------
 Class B Plan               $2,943,776            $2,222,046             $3,748,378               0.73%
 Class C Plan                  966,965               121,824              5,848,555               3.04
 Class N Plan                   38,946                33,732                392,183               2.25

--------------------------------------------------------------------------------
 5. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund had the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at April 30, 2003.

                 24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND SM

 A Series of Oppenheimer Quest For Value Funds
--------------------------------------------------------------------------------
 Trustees and Officers              Thomas W. Courtney, Chairman
                                    John V. Murphy, President
                                    Paul Y. Clinton, Trustee
                                    Robert G. Galli, Trustee
                                    Lacy B. Herrmann, Trustee
                                    Brian Wruble, Trustee
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor                 OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Sub-Advisor                        OpCap Advisors

--------------------------------------------------------------------------------
 Distributor                        OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder           OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors               KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                      Mayer Brown Rowe & Maw

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

             Not part of the semiannual report to Fund shareholders

                 25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMERFUNDS FAMILY


-------------------------------------------------------------------------------------------------------
 Global Equity        Developing Markets Fund                     Global Fund
                      International Small Company Fund            Quest Global Value Fund, Inc.
                      International Growth Fund                   Global Opportunities Fund 1
-------------------------------------------------------------------------------------------------------
 Equity               Stock                                       Stock & Bond
                      Emerging Technologies Fund                  Quest Opportunity Value Fund
                      Emerging Growth Fund                        Total Return Fund, Inc.
                      Enterprise Fund                             Quest Balanced Value Fund
                      Discovery Fund                              Capital Income Fund
                      Main Street Small Cap Fund(R)               Multiple Strategies Fund
                      Small Cap Value Fund                        Disciplined Allocation Fund
                      MidCap Fund                                 Convertible Securities Fund
                      Main Street Opportunity Fund(R)             Specialty
                      Growth Fund                                 Real Asset Fund(R)
                      Capital Appreciation Fund                   Gold & Special Minerals Fund
                      Main Street Fund(R) 2                       Tremont Market Neutral Fund, LLC 3
                      Value Fund                                  Tremont Opportunity Fund, LLC 3
                      Quest Capital Value Fund, Inc.
                      Quest Value Fund, Inc.
                      Trinity Large Cap Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income               Taxable                                     Rochester Division
                      International Bond Fund                     California Municipal Fund 5
                      High Yield Fund                             New Jersey Municipal Fund 5
                      Champion Income Fund                        AMT-Free New York Municipals 5,6
                      Strategic Income Fund                       Municipal Bond Fund
                      Bond Fund                                   Limited Term Municipal Fund
                      Total Return Bond Fund                      Rochester National Municipals
                      Senior Floating Rate Fund                   Rochester Fund Municipals
                      U.S. Government Trust                       Limited Term New York Municipal Fund
                      Limited-Term Government Fund                Pennsylvania Municipal Fund 5
                      Capital Preservation Fund 4
-------------------------------------------------------------------------------------------------------
 Select Managers      Stock                                       Stock & Bond
                      Mercury Advisors Focus Growth Fund          QM Active Balanced Fund 4
                      Gartmore Millennium Growth Fund II
                      Jennison Growth Fund
                      Salomon Brothers All Cap Fund
                      Mercury Advisors S&P 500(R) Index Fund 4
-------------------------------------------------------------------------------------------------------
 Money Market 7       Money Market Fund, Inc.                     Cash Reserves

1. The Fund's name changed from Oppenheimer Global Growth & Income Fund on
6/1/03.
2. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
3. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
4. Available only through qualified retirement plans.
5. Available to investors only in certain states.
6. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 Not part of the semiannual report to Fund shareholders

                 26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

 o Obtain account balances, share price (NAV) and dividends paid

 o Verify your most recent transactions

 o Buy, redeem or exchange mutual fund shares

 o Create custom lists of your accounts, funds or market indices

 o Order duplicate statements or Form 1099 DIV

 o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

 o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

 o And more!


Quick list of PhoneLink commands

Say                                       To:

[Account # or Social Security # + PIN]    Get dollar and share balances,
                                          NAVs, transaction history or request
                                          transactions

[Fund name, share class]                  Get current price/dividend information

Balance                                   Hear your balance/list of accounts

History                                   Hear your most recent transactions

Purchase or buy                           Buy shares

Exchange                                  Exchange shares

Liquidation or redemption                 Sell shares

Dow Jones or Market Indices               Hear closing market information
                                          (Dow Jones Industrial Average, Nasdaq
                                          Composite and S&P 500)

Custom list                               Create, play or edit custom list of
                                          your accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

 Not part of the semiannual report to Fund shareholders

                 27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct, our electronic document delivery service
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

Not part of the semiannual report to Fund shareholders

                 28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.
 o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
 o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
 o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).



Not part of the semiannual report to Fund shareholders

                 29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INFORMATION AND SERVICES

[GRAPHIC] eDocsDirect

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: QVOPX  Class B: QOPBX  Class C: QOPCX  Class N: QOPNX  Class Y: QOPYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


 Not part of the semiannual report to Fund shareholders

                                                          [LOGO]
                                                           OppenheimerFunds (R)
                                                              Distributor, Inc.

RS0236.001.0403  June 27, 2003

ITEM 2.  CODE OF ETHICS - NOT REQUIRED

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT - NOT REQUIRED

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  RESERVED

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)